Exhibit 99.1

CABLEVISION SYSTEMS CORPORATION

Policy Concerning Certain Matters Relating to The Madison Square Garden Company, MSG Networks Inc. and AMC Networks Inc., Including Responsibilities of Overlapping Directors and Officers

A.	Certain Acknowledgements and Definitions.

Cablevision Systems Corporation recognizes that (a) certain directors and officers (the “Overlap Persons”) of Cablevision and its subsidiaries (the “Corporation”) have served and may serve as directors, officers, employees and agents of The Madison Square Garden Company, MSG Networks Inc. and AMC Networks Inc., and their respective subsidiaries and successors (each of the foregoing is an “Other Entity”), (b) the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the services of Overlap Persons, as directors or officers of the Corporation and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in this Policy in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to herein. The provisions of this Policy will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to herein. Any person purchasing or otherwise acquiring shares of capital stock of the Corporation, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Policy. References in this Policy to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.

B.	Duties of Directors and Officers Regarding Potential Business Opportunities; Renunciation of Interest in Potential Business Opportunities.

If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation, in which the Corporation could, but for the provisions of this Policy, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto; (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person, and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and such Other Entity, the Corporation shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) and (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates exclusively to the business of owning and operating a cable television, high speed data or voice telephone system; provided, that the Corporation is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. The Corporation hereby renounces, to the fullest extent permitted by law, on behalf of itself and each of its subsidiaries, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. In the event the Corporation’s board of directors declines to pursue a Restricted Potential Business Opportunity, Overlap Persons shall be free to refer such Restricted Potential Business Opportunity to an Other Entity.

C.	Certain Agreements and Transactions Permitted.

No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation, on the one hand, and an Other Entity, on the other hand, before such Other Entity ceased to be an indirect, wholly-owned subsidiary of Cablevision shall be void or voidable or be considered unfair to the Corporation solely because an Other Entity is a party thereto, or because any directors, officers or employees of an Other Entity were present at or participated in any meeting of the board of directors, or a committee thereof, of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation or an Other Entity, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any stockholder of the Corporation) by any director or officer of the Corporation who is an Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any stockholder of the Corporation) to refrain from acting on behalf of the Corporation or an Other Entity, in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and shall be deemed not to have breached his or her duties of loyalty to the Corporation or any of its stockholders, and not to have derived an improper personal benefit therefrom.

D.	Amendment of this Policy.

No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of this Policy will have any effect upon (a) any agreement between the Corporation and any Other Entity thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).

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